SUPPLEMENT TO

Calvert Large Cap Growth Fund

Calvert Sustainable and Responsible Equity Funds

Summary and Statutory Prospectuses

Classes A, B, C and Y and Class I

dated January 31, 2011

Date of Supplement: May 2, 2011

The following is added to the cover page of both the Summary and Statutory Prospectuses:

The Board of Directors has approved a resolution to “merge” the Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into the Calvert Equity Portfolio, a series of Calvert Social Investment Fund.

Calvert Large Cap Growth Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert Large Cap Growth Fund will be exchanged for shares of the Calvert Equity Portfolio. The number of Calvert Equity Portfolio shares you receive will depend on the value of your Calvert Large Cap Growth Fund shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the portfolio manager of the Fund has been made, effective as of the close of business on May 2, 2011, as disclosed below:

Under “Investments, Risks and Performance – Principal Investment Strategies” on page 3 of the Summary Prospectus (Class A, B, C and Y), page 2 of the Summary Prospectus (Class I), page 15 of the Statutory Prospectus (Class A, B, C and Y) and page 17 of the Statutory Prospectus (Class I), replace the first four paragraphs (the first five paragraphs for the Class I Summary Prospectus) with the following:

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in large-cap companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines large cap companies as those whose market capitalization falls within the range of the S&P 500 Index ($1.6 billion to $369 billion as of December 31, 2010). The S&P 500 Index is reconstituted from time to time. The Fund normally seeks to have a weighted average market capitalization of at least $10 billion.

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The Fund may also invest up to 25% of its net assets in foreign securities.

Under “Portfolio Management” on page 3 of both Summary Prospectuses (Class A, B, C and Y and Class I), on page 17 of the Statutory Prospectus (Class A, B, C and Y) and on page 19 of the Statutory Prospectus (Class I), replace the disclosure with the following:

Investment Advisor. Calvert Investment Management Company, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11)

Investment Subadvisor. Atlanta Capital Management Company, LLC ("Atlanta Capital")

Portfolio Manager Name	Title	Length of Time Managing Fund
Richard B. England, CFA	Managing Director – Equities and Principal, Atlanta Capital	Since May 2011
William R. Hackney III, CFA	Managing Partner, Atlanta Capital	Since May 2011
Paul J. Marshall, CFA	Vice President and Principal, Atlanta Capital	Since May 2011

Under “Management of Fund Investments: More Information About the Advisor, Subadvisors and Portfolio Managers” on page 80 of the Statutory Prospectus (Class A, B, C and Y) and on page 63 of the Statutory Prospectus (Class I), replace the disclosure with the following:

Calvert Large Cap Growth Fund

Atlanta Capital Management Company, LLC (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the assets of the Fund since May 2011.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Richard B. England, CFA	Managing Director – Equities and Principal, Atlanta Capital; Member of Management Committee	Lead Portfolio Manager
William R. Hackney III, CFA	Managing Partner and Portfolio Manager, Atlanta Capital; Member of Management Committee	Portfolio Manager
Paul J. Marshall, CFA	Portfolio Manager, Atlanta Capital	Portfolio Manager

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